EXHIBIT 10.3

                                                                 EXECUTION COPY








--------------------------------------------------------------------------------

                              INDENTURE SUPPLEMENT

--------------------------------------------------------------------------------



                      LEVI STRAUSS RECEIVABLES FUNDING, LLC


                                    as Issuer


                                 CITIBANK, N.A.


                              as Indenture Trustee,
                     Paying Agent, Authentication Agent and
                          Transfer Agent and Registrar



                       SERIES 2001-A INDENTURE SUPPLEMENT


                            Dated as of July 31, 2001




--------------------------------------------------------------------------------



                                                ARTICLE I
                                   CREATION OF THE SERIES 2001-A NOTES


Section 1.01      Designation............................................................................1


                                                ARTICLE II
                                               DEFINITIONS


Section 2.01      Definitions............................................................................2


                                               ARTICLE III
                                              SERVICING FEE


Section 3.01      Servicing Fee..........................................................................8


                                                ARTICLE IV
                         RIGHTS OF SERIES 2001-A NOTEHOLDERS AND ALLOCATION AND
                                        APPLICATION OF POOL COLLECTIONS


Section 4.01      Pool Collections and Allocations.......................................................9


Section 4.02      Determination of Monthly Interest.....................................................10


Section 4.03      Determination of Principal Distribution...............................................10


Section 4.04      Application of Collections on Deposit in the Series 2001-A Expense Subaccount and
                  Principal Subaccount..................................................................11


Section 4.05      [Reserved]............................................................................11


Section 4.06      Series 2001-A Expense Subaccount......................................................11


Section 4.07      Series 2001-A Principal Subaccount....................................................12


Section 4.08      Determination of LIBOR................................................................13


Section 4.09      Investment Instructions...............................................................13


                                                ARTICLE V
                        DELIVERY OF SERIES 2001-A NOTE DISTRIBUTIONS; REPORTS TO SERIES
                                            2001-A NOTEHOLDERS


Section 5.01      Delivery and Payment for the Series 2001-A Notes; Denominations.......................13


Section 5.02      Registration; Registration of Transfer and Exchange; Transfer Restrictions............14


                                                    -i-


Section 5.03      Global Notes..........................................................................18


Section 5.04      Regulation S Global Notes.............................................................18


Section 5.05      Special Transfer Provisions...........................................................20


Section 5.06      CUSIP Numbers.........................................................................21


Section 5.07      Distributions.........................................................................22


Section 5.08      Reports and Statements to Series 2001-A Noteholders...................................22


                                                ARTICLE VI
                                           AMORTIZATION EVENTS


Section 6.01      Series 2001-A Amortization Events.....................................................23


                                               ARTICLE VII
                                OPTIONAL REDEMPTION OF SERIES 2001-A NOTES


Section 7.01      Optional Redemption of Series 2001-A Notes............................................25


                                               ARTICLE VIII
                                         MISCELLANEOUS PROVISIONS


Section 8.01      Ratification of Agreement.............................................................25


Section 8.02      Counterparts..........................................................................26


Section 8.03      Governing Law.........................................................................26


Section 8.04      No Petition; Limited Recourse.........................................................26
















                                                 -ii-

                                    EXHIBITS

EXHIBIT A-1           FORM OF RULE 144A GLOBAL NOTE

EXHIBIT A-2           FORM OF TEMPORARY REGULATION S GLOBAL NOTE

EXHIBIT A-3           FORM OF PERMANENT REGULATION S GLOBAL NOTE

EXHIBIT B             [RESERVED]

EXHIBIT C             FORM OF MONTHLY STATEMENT

EXHIBIT D             [RESERVED]

EXHIBIT E-1           FORM OF EUROCLEAR AND CLEARSTREAM BANKING
                      CERTIFICATE

EXHIBIT E-2           FORM OF CERTIFICATE TO BE GIVEN BY HOLDER OF
                      BENEFICIAL INTEREST IN A TEMPORARY
                      REGULATION S GLOBAL NOTE

                  SERIES 2001-A INDENTURE SUPPLEMENT, dated as of July 31, 2001 (as amended, modified, restated or supplemented from time to time, the "Indenture Supplement"), by and among LEVI STRAUSS RECEIVABLES FUNDING, LLC, a
 --------------------
limited liability company organized under the laws of the State of Delaware, as Issuer (together with its permitted successors and assigns, the "Issuer"), LEVI
                                                                  ------
STRAUSS FINANCIAL CENTER CORPORATION, a California corporation, in its capacity as servicer (the "Servicer") and Citibank, N.A., a national banking association
                  --------
("Citibank"), as Indenture Trustee (together with its permitted successors and assigns, the "Indenture Trustee"), and in its separate capacities as paying
              -----------------
agent, authentication agent and transfer agent and registrar.

                  Pursuant to Section 2.10  of the Master Indenture, dated as of
                              ------------
July 31, 2001 (as amended, modified, restated or supplemented from time to time, the "Indenture" and together with the Indenture Supplement, the "Agreement"), by
     ---------                                                   ---------
and between the Issuer and the Indenture Trustee, the Issuer may issue one or more Series of Notes the Principal Terms of which shall be set forth in an indenture supplement to the Indenture. In accordance with the terms of the Indenture, the Issuer hereby creates a Series of Notes and specifies the Principal Terms of such Series of Notes in this Indenture Supplement.


                                GRANTING CLAUSES

                  The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Series 2001-A Noteholders, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under: (i) the Series 2001-A Expense Subaccount; (ii) the Series 2001-A Principal Subaccount,
(iii) all accounts, money, chattel paper, investment property, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, general intangibles and goods consisting of, arising from or relating to any of the foregoing and (iv) all proceeds of the foregoing.

                                   ARTICLE I

                       CREATION OF THE SERIES 2001-A NOTES

        Section 1.01    Designation.
                        -----------

        (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as the "Levi Strauss
                                                                    ------------
Receivables  Funding  Secured Term Notes,  Series  2001-A" or the "Series 2001-A
---------------------------------------------------------          -------------
Notes."
-----

        (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

                                   ARTICLE II

                                   Definitions

        Section 2.01    Definitions.
                        -----------

        (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

                  "Additional Interest"  shall  have  the  meaning  set forth in
                   -------------------
Section 4.02(b).
--------------

                  "Adjusted Applicable Payment Terms" shall mean, as of any date
                   ---------------------------------
of determination, the sum of (i) the weighted average of the Applicable Payment Terms (after giving effect to any extensions of such terms permitted under clause (i) of the definition of Eligible Receivable) for all Receivables
-----------
outstanding as of the last day of the most recent Monthly Period plus (ii) 60.

                  "Adjusted Servicing Fee Rate"  shall  mean,  as of any date of
                   ---------------------------
determination, the Servicing Fee Rate times a fraction, the numerator of which equals the ending Aggregate Receivables Balance for the related Monthly Period and the denominator of which equals the aggregate principal amount of all Notes Outstanding as of the end of the related Monthly Period.

                  "Amortization Event"  shall  have  the  meaning  set  forth in
                   ------------------
Section 6.01.
------------

                  "Amortization Monthly Principal"  shall  have  the meaning set
                   ------------------------------
forth in Section 4.03.
         ------------

                  "Amortization Period" shall mean the period commencing at  the
                   -------------------
earlier to occur of (a) the close of business on August 14, 2004 and (b) the close of business on the Business Day immediately preceding the day on which an Amortization Event has been declared or deemed to have automatically occurred pursuant to Section 6.01, and ending on the date on which the Series Outstanding
            ------------
Amount shall have been paid in full, together with all accrued interest thereon.

                  "Applicable Reserve Ratio"  shall  mean,  as  of  any  date of
                   ------------------------
determination, the greater of (i) the Minimum Reserve Ratio and (ii) the sum of the Loss Reserve Ratio and the Dilution Reserve Ratio.

                  "Applicable Stress Factor"  shall  mean,  as  of  any  date of
                   ------------------------
determination, 2.5.

                  "Average Days Outstanding"  shall  mean,  as of the end of any
                   ------------------------
Monthly Period, the average number of days Receivables have been outstanding as of the end of such Monthly Period, calculated in accordance with the following formula:

                  ADO =             91 x (ARB / AOB), where

                  ADO =             Average Days Outstanding;

                  ARB = the Aggregate Receivables Balance as of the end of such Monthly Period; and

                  AOB = the aggregate original Unpaid Balances of all Receivables generated during the three consecutive Monthly Periods then ending.

                  "Average  Dilution Ratio"  shall  mean,  as  of  any  date  of
                   -----------------------
determination, the average of the Dilution Ratios occurring during the twelve most recent Monthly Periods preceding the date of calculation.

                  "Custodian" shall mean the entity  maintaining  possession  of
                   ---------
the Global Notes for the Clearing Agency.

                  "Default Ratio"  shall  mean,  for  any  Monthly  Period,  the
                   -------------
quotient, expressed as a percentage, of (a) the sum of the aggregate Unpaid Balance of all Receivables less than 91 days past due that have become Defaulted Receivables during such Monthly Period plus the aggregate Unpaid Balances of all Receivables which are unpaid in full or in part for at least 91 days but not more than 120 days after their original due date (which Unpaid Balances shall be calculated without giving effect to any reduction caused by credit memos not associated with such Receivables divided by (b) the aggregate Unpaid Balance of the Receivables generated during the fourth Monthly Period preceding such Monthly Period (i.e., so that the denominator of the ratio for the month of March will be the Receivables generated in November).

                  "Dilution Horizon Factor" shall mean, for any  Record  Date, a
                   -----------------------
fraction the numerator of which equals the sum of (i) the aggregate principal amount of Receivables originated during the most recent Monthly Period and (ii) fourteen-thirtieths (14/30) times the aggregate principal amount of Receivables originated during the preceding Monthly Period and the denominator of which equals the Net Eligible Receivables Balance as of the end of the most recent Monthly Period.

                  "Dilution Ratio" shall  mean,  for  any  Monthly  Period,  the
                   --------------
quotient, expressed as a percentage, of (a) the aggregate amount of reductions to the Unpaid Balances of the Receivables due to Dilutive Credits occurring during such Monthly Period divided by (b) the aggregate Unpaid Balance of the Receivables generated during the immediately preceding Monthly Period.

                  "Dilution Reserve  Ratio"  shall  mean,  as  of  any  date  of
                   -----------------------
determination, a percentage calculated in accordance with the following formula:

                  DRR = (SF x ADR) + [(HDR-ADR) x (HDR/ADR)]] x DHF, where

                  DRR =         the Dilution Reserve Ratio;

                  SF  =         the Applicable Stress Factor;

                  ADR =         the Average Dilution Ratio;

                  HDR = the highest Dilution Ratio occurring during the twelve most recent Monthly Periods preceding the date of calculation; and

                  DHF = the Dilution Horizon Factor for the Monthly Period preceding the date of calculation.


                  "Distribution  Compliance  Period" shall  have the meaning set
                   --------------------------------
forth in Rule 902 of Regulation S.


                  "DWAC" shall mean Deposit and Withdrawal At Custodian Service.
                   ----

                  "Exemptions" shall mean Prohibited Transaction Class Exemption
                   ----------
("PTCE") 96-23, regarding transactions effected by "in-house asset managers"; PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38 regarding investments by bank collective investment funds; PTCE 84-14, regarding transactions effected by "qualified professional asset managers"; and PTCE 75-1, regarding purchases between a Plan and certain individuals that are registered broker-dealers.

                  "Final  Stated  Maturity  Date"  shall  mean  the Payment Date
                   -----------------------------
occurring in November, 2005.


                  "Initial Purchaser" shall mean Banc One Capital Markets, Inc.
                   -----------------


                  "Initial Series Outstanding Amount" shall mean,  with  respect
                   ---------------------------------
to the Series 2001-A Notes, $110,000,000.


                  "Interest Period" shall mean,  with  respect  to  any  Payment
                   ---------------
Date, the period beginning on and including the Payment Date immediately preceding such Payment Date (or, in the case of the first Payment Date, beginning on and including the Series 2001-A Closing Date) and ending on and excluding such Payment Date.

                  "Interest Shortfall" shall  have  the  meaning  set  forth  in
                   ------------------
Section 4.02(b).
---------------

                  "LIBOR" shall mean, for any   Interest Period, as of any LIBOR
                   -----
Determination Date, the London interbank offered rate for deposits in United States dollars for a one-month period determined by the Paying Agent for each Interest Period in accordance with the provisions of Section 4.08.
                                                     ------------

                  "LIBOR  Determination  Date"  shall  mean  the  second  London
                   --------------------------
Business Day prior to the commencement of the second and each subsequent Interest Period.

                  "London Business Day"  shall  mean  any  Business Day on which
                   -------------------
dealings in deposits in U.S. dollars are transacted in the London interbank market and banking institutions in London are not authorized or obligated by law or regulation to close.

                  "Loss Horizon Factor" shall mean, as of the end of any Monthly
                   -------------------
Period, (i) the product of (x) the aggregate Unpaid Balance of the Receivables generated over the 3 Monthly

Periods then ending times (y) a fraction, the numerator of which equals the Adjusted Applicable Payment Terms and the denominator of which equals 90 divided by (ii) the Net Eligible Receivables Balance as of the end of such Monthly Period.

                  "Loss  Reserve  Ratio"  shall  mean,  as  of   any   date   of
                   --------------------
determination, a percentage calculated in accordance with the following formula:

                  LRR =         (LHF x ARR) x SF, where

                  LRR =         the Loss Reserve Ratio;

                  LHF =         the Loss Horizon Factor;

                  ARR = the highest three-month rolling average of the Default Ratios occurring during the twelve most recent calendar months; and

                  SF =          the Applicable Stress Factor.


                  "Minimum  Reserve  Ratio"  shall  mean,  as  of  any  date  of
                   -----------------------
determination, the sum of (x) 18% and (y) the product of the Average Dilution Ratio times the Dilution Horizon Factor.


                  "Monthly Interest" shall have the meaning set forth in Section
                   ----------------                                      -------
4.02(a).
-------

                  "Monthly Period" shall mean the period from and including  the
                   --------------
first day of a calendar month to and including the last day of such calendar month.

                  "Monthly Servicing Fee" shall  have the meaning set  forth  in
                   ---------------------
Section 3.01.
------------

                  "Non-U.S. Certificate"  shall  have  the  meaning set forth in
                   --------------------
Section 5.04(b).
--------------

                  "Note Interest Rate" shall  mean,  for  each  Interest  Period
                   ------------------
(other than the first Interest Period), a rate of 0.32% per annum in excess of LIBOR as determined on the related LIBOR Determination Date. The Note Interest Rate for the first Interest Period will equal 4.095% per annum.


                  "Offering  Memorandum"  shall  mean  the  Offering  Memorandum
                   --------------------
relating to the Series 2001-A Notes dated July 20, 2001.


                  "Payment Date" shall mean August 15, 2001  and  the  fifteenth
                   ------------
day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.


                  "Permanent Regulation S Global Notes" shall have  the  meaning
                   -----------------------------------
set forth in Section 5.04(a).
             --------------


                  "QIB" shall have the meaning set forth in Section 5.02(b).
                   ---                                      --------------


                  "Rating Agency" shall mean each of Standard &  Poor's  Ratings
                   -------------
Services and Moody's Investors Service, Inc.

                  "Redemption Price" shall mean, with  respect  to  any  Payment
                   ----------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Payment Date, the sum of (i) the Series Outstanding Amount or portion thereof to be redeemed on such Payment Date plus (ii) Monthly Interest for such Payment Date and any Monthly Interest previously due but not distributed to the Series 2001-A Noteholders.

                  "Reference Banks" shall mean four major banks  in  the  London
                   ---------------
interbank market selected by the Paying Agent.


                  "Regulation S" shall mean Regulation S  under  the  Securities
                   ------------
Act.

                  "Regulation S Certificate" shall have the meaning set forth in
                   ------------------------
Section 5.02(e).
--------------

                  "Regulation S Global Notes" shall mean  each  of the Temporary
                   -------------------------
Regulation S Global Notes and the Permanent Regulation S Global Notes.


                  "Release Date" shall have the  meaning  set  forth  in Section
                   ------------                                          -------
5.02(e).
------

                  "Required Amount" shall mean, as of any date of determination,
                   ---------------
the sum of (a) (i) the Monthly Interest to be distributed on the next Payment Date plus (ii) any Interest Shortfall previously accrued and not reimbursed plus
(iii) any Additional Interest previously accrued and not reimbursed plus (b) the sum of (i) the Monthly Servicing Fee to be distributed on such Payment Date plus
(ii) any Monthly Servicing Fee previously accrued and not paid.

                  "Revolving Period" shall mean  the  period  beginning  on  the
                   ----------------
Series 2001-A Closing Date and ending upon the commencement of the Amortization Period.

                  "Rule 144A" shall mean Rule 144A under the Securities Act.
                   ---------

                  "Rule 144A Global Notes"  shall  have the meaning set forth in
                   ----------------------
Section 5.03.
------------

                  "Securities Act"  shall  mean  the  Securities Act of 1933, as
                   --------------
amended.

                  "Series Outstanding Amount"  shall  mean,  as  of  any date of
                   -------------------------
determination, an amount equal to the Initial Series Outstanding Amount minus the amount of Amortization Monthly Principal previously paid to Series 2001-A Noteholders.

                  "Series 2001-A" shall mean the Series of Notes  the  terms  of
                   -------------
which are specified in this Indenture Supplement.


                  "Series 2001-A Adjusted Principal Amount" shall  mean,  as  of
                   ---------------------------------------
any date of determination, (a) the Series Outstanding Amount as of such date minus (b) the amounts on deposit in the Series 2001-A Principal Subaccount.


                  "Series 2001-A Allocated Receivables Amount" shall mean, as of
                   ------------------------------------------
any date of determination, the Series Floating Allocation Percentage for Series 2001-A times the Net Eligible Receivables Balance as of such date.

                  "Series 2001-A Asset Amount Deficiency" shall occur  if and to
                   -------------------------------------
the extent the Series 2001-A Allocated Receivables Amount is less than the Series 2001-A Target Receivables Amount as of such date.


                  "Series 2001-A Carrying Cost Reserve"  shall  mean  as  of any
                   -----------------------------------
date of calculation an amount equal to (A) the product of (i) the Yield Reserve Ratio times (ii) the Series Outstanding Amount divided by (B) one minus the Applicable Reserve Ratio.

                  "Series 2001-A Closing Date" shall mean July 31, 2001.
                   --------------------------

                  "Series 2001-A Collections"  shall  mean, on any Deposit Date,
                   -------------------------
all Collections allocable to the Series 2001-A Notes deposited in the Collection Account on such Deposit Date pursuant to Section 8.04(c) of the Indenture.
                                         --------------

                  "Series 2001-A Expense Subaccount" shall have the  meaning set
                   --------------------------------
forth in Section 4.06(a).
         ---------------

                  "Series 2001-A Noteholder" shall mean the Person in whose name
                   ------------------------
a Series 2001-A Note is registered in the Note Register.


                  "Series 2001-A Notes" shall mean any one of the Notes executed
                   -------------------
by the Issuer and authenticated by the Authentication Agent, substantially in the form of Exhibit A-1 and A-2.
            -------------------

                  "Series 2001-A Principal Subaccount"  shall  have  the meaning
                   ----------------------------------
set forth in Section 4.07(a).
             ---------------

                  "Series 2001-A Required Reserves" shall mean, as  of  any date
                   -------------------------------
of determination, an amount equal to the product of (i) the Series Outstanding Amount multiplied by (ii) a fraction equal to (A) the Applicable Reserve Ratio as of such date divided by (B) one minus the Applicable Reserve Ratio; provided, however, that during the Amortization Period for Series 2001-A, the Series 2001-A Required Reserves shall equal the Series 2001-A Required Reserves in effect on the date the Amortization Period commenced.

                  "Series 2001-A Target Receivables Amount" shall  mean,  as  of
                   ---------------------------------------
any date of determination, the sum of (a) the Series 2001-A Adjusted Principal Amount as of such date plus (b) the Series 2001-A Required Reserves plus (c) the Series 2001-A Carrying Cost Reserve.

                  "Servicing Fee"  shall  have  the  meaning  set  forth  in the
                   -------------
Receivables Purchase Agreement.


                  "Servicing Fee Rate" shall have the meaning set forth  in  the
                   ------------------
Receivables Purchase Agreement.


                  "Telerate Page 3750" shall mean the display page currently  so
                   ------------------
designated on the Bridge Telerate Market Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

                  "Temporary Regulation S Global Note" shall  have  the  meaning
                   ----------------------------------
set forth in Section 5.03.
             ------------


                  "Yield  Reserve  Ratio"  shall  mean,  as  of  any   date   of
                   -------------------
determination a percentage calculated in accordance with the following formula:


                  YRR      =        [ASFR + (1.5 x NIR)] x [2 x ADO],
                                    --------------------------------
                                                   360

         where

                  YRR      =        the Yield Reserve Ratio;

                  ASFR     =        the Adjusted Servicing Fee Rate;

                  NIR      =        the  Note  Interest  Rate  for  the Interest
                                    Period in which the Yield Reserve Ratio is being determined; and

                  ADO      =        the Average Days Outstanding as of  the  end
                                    of the Monthly Period preceding the first day of the Interest Period in which the Yield Reserve Ratio is being determined.

                  (b) Each capitalized term defined herein shall relate to the Series 2001-A Notes and no other Series of Notes issued by the Issuer, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or, if not defined therein, in the Receivables Purchase Agreement.

                  (c) The words "hereof," "herein" and "hereunder" and words  of
                                 ------    ------       ---------
similar import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means
                                                                ---------
"including without limitation."
 ----------------------------

                                  ARTICLE III

                                  SERVICING FEE

        Section 3.01    Servicing Fee
                        -------------

                  The Receivables Purchase Agreement sets forth the full compensation that the Servicer is entitled to receive for its servicing activities. The share of the Servicing Fee allocable to the Series 2001-A Noteholders with respect to any Payment Date to be paid out of the Series 2001-A Expense Subaccount (the "Monthly Servicing Fee") shall be equal to one-twelfth
                         ---------------------
of the product of (a) 0.50% (the  "Servicing  Fee Rate")  multiplied  by (b) the
                                   -------------------
ending aggregate Unpaid Balance of the Receivables for the related Monthly Period multiplied by (c) the Series Floating Allocation Percentage for Series 2001-A. The remainder of the Servicing Fee shall be paid by the noteholders of other Series (as provided in the Indenture Supplement related to such other

Series) or the Issuer and in no event shall the Indenture Trustee or the Series 2001-A Noteholders be liable for the share of the Servicing Fee to be paid by the Noteholders of such other Series or the Issuer. To the extent that the Monthly Servicing Fee is not paid in full pursuant to the preceding provisions of this Section 3.01 and Section 4.04, it shall be paid by the Issuer. The
          -------------       -------------
Monthly Servicing Fee shall be payable pursuant to, and subject to the priority of payments set forth in, Section 4.04.
                          ------------

                                   ARTICLE IV

                       RIGHTS OF SERIES 2001-A NOTEHOLDERS
               AND ALLOCATION AND APPLICATION OF POOL COLLECTIONS

        Section 4.01    Pool Collections and Allocations.
                        --------------------------------

                  (a)   Allocation of Pool Collections.  Funds on deposit in the
                        ------------------------------
Collection  Account in accordance  with Section 8.04 of the  Indenture  shall be
                                        ------------
allocated and distributed to Series 2001-A as set forth in the Indenture and this Article IV.
     ----------


                  (b)   Deposits  into  the  Series  2001-A  Expense Subaccount.
                        -------------------------------------------------------
Prior to the close of business on each Deposit Date, if the amount of funds on deposit in the Series 2001-A Expense Subaccount on such Deposit Date is less than the Required Amount for such Deposit Date, the Indenture Trustee, at the direction of the Servicer, shall transfer from the Collection Account to the Series 2001-A Expense Subaccount an amount equal to the lesser of (A) the amount of such deficiency or (B) the amount of Collections on deposit in the Collection Account which are allocable to Series 2001-A under Section 8.04(c)(ii) of the
                                                    --------------------
Indenture on such Deposit Date.

                  (c)   Withdrawals from the Series 2001-A  Expense  Subaccount.
                        -------------------------------------------------------
If the amount of funds on deposit in the Series 2001-A Expense Subaccount on such Deposit Date exceeds the Required Amount for such Deposit Date, the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Series 2001-A Expense Subaccount an amount equal to such excess and such funds shall be treated as Series 2001-A Collections for distribution in accordance with the remaining provisions of this Section 4.01.
                                      ------------

                  (d)   Deposits  into  and  Withdrawals from  the Series 2001-A
                        --------------------------------------------------------
Principal  Subaccount  During the Revolving  Period. On each Deposit Date during
---------------------------------------------------
the Revolving Period on which a Series 2001-A Asset Amount Deficiency has occurred and is continuing, the Indenture Trustee, at the direction of the Servicer, shall deposit into the Series 2001-A Principal Subaccount an amount equal to the lesser of (x) the amount of such Series 2001-A Asset Amount Deficiency and (y) the amount of Series 2001-A Collections available after any required deposits to the Series 2001-A Expense Subaccount. On each Deposit Date during the Revolving Period during which such Series 2001-A Asset Amount
Deficiency no longer exists, the Indenture Trustee, at the direction of the Servicer, may withdraw any funds on deposit in the Series 2001-A Principal Subaccount for further application in accordance with the provisions of this
Section  4.01 so long  as,  after  giving  effect  to  such  withdrawal  and the
-------------
application of funds, a Series 2001-A Asset Amount Deficiency would not occur and be continuing.

                  (e)   Deposits into the  Series  2001-A  Principal  Subaccount
                        --------------------------------------------------------
During the  Amortization  Period.  On each Deposit Date during the  Amortization
--------------------------------
Period, the Indenture Trustee, at the direction of the Servicer, shall deposit into the Series 2001-A Principal Subaccount all Series 2001-A Collections available after any required deposits to the Series 2001-A Expense Subaccount; provided, however, that the aggregate amount deposited into the Series 2001-A Principal Subaccount pursuant to this clause shall not exceed the Series Outstanding Amount on the immediately preceding Payment Date.

                  (f)   Remaining Funds to Issuer. All remaining  Series  2001-A
                        -------------------------
Collections and other amounts drawn from the Series 2001-A Expense Subaccount pursuant to paragraph (c) above not distributed pursuant to the foregoing
              --------------
provisions shall be released to the Issuer; provided, that if on such date an Asset Amount Deficiency is occurring with respect to any other Series of Notes, the Issuer shall direct the Servicer not to release such funds and the Indenture Trustee, at the direction of the Servicer, shall transfer such Series 2001-A Collections and other amounts drawn from the Series 2001-A Expense Subaccount pursuant to paragraph (c) above to the applicable Series Account with respect to
            -------------
such amortizing Series of Notes; provided, further, that if more than one other Series of Notes is entitled to receive funds pursuant to this Section 4.01(f),
                                                               ----------------
then the Servicer shall transfer such remaining Series 2001-A Collections pro rata to the applicable Series Account of each such other Series of Notes in accordance with Section 8.04(c)(iii) of the Indenture.
                --------------------

        Section 4.02   Determination of Monthly Interest.
                       ---------------------------------

                  (a)   The amount of interest ("Monthly Interest")distributable
                                                 ----------------
from the Series 2001-A Expense Subaccount with respect to the Series 2001-A Notes on any Payment Date shall be equal to the product of (i) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, multiplied by (ii) the Note Interest Rate in effect with respect to the related Interest Period and multiplied by (iii) the Series Outstanding Amount as of the close of business on the last day of the related Interest Period.

                  (b) On the Determination Date preceding each Payment Date, the Servicer shall determine the excess (the "Interest Shortfall"), if any, of
                                              -------------------
(x) the Monthly Interest for such Payment Date over (y) the aggregate amount of funds allocated and available to pay such Monthly Interest on such Payment Date. If the Interest Shortfall with respect to any Payment Date is greater than zero, then on each subsequent Payment Date until such Interest Shortfall is fully paid, an additional amount ("Additional Interest") equal to the product of (i)
                              --------------------
(A) a fraction, the numerator of which is the actual number of days in the Interest Period ending on such Payment Date and the denominator of which is 360, multiplied by (B) the sum of (x) the Note Interest Rate and (y) 2.0% per annum and (ii) such Interest Shortfall shall be payable as provided herein with respect to the Series 2001-A Notes. Notwithstanding anything herein to the contrary, Additional Interest shall be payable or distributed only to the extent permitted by applicable law.

        Section 4.03    Determination of  Principal  Distribution. The amount of
                        -----------------------------------------
principal distributable from the Series 2001-A Principal Subaccount on each Payment Date (the "Amortization Monthly Principal"), beginning with the Payment
                   ------------------------------
Date in the month following the month in which the Amortization Period begins, shall equal the lesser of (i) the amount on deposit in the Series 2001-A Principal Subaccount that was deposited therein during the preceding Monthly Period (including amounts deposited in the Series 2001-A Principal Subaccount pursuant to Section 4.01(d) for distribution on
                                           ---------------
such Payment Date) and (ii) the Series Outstanding Amount.

        Section 4.04   Application  of  Collections  on  Deposit  in  the Series
                       ---------------------------------------------------------
2001-A  Expense  Subaccount  and Principal  Subaccount.  On each Payment Date or
------------------------------------------------------
Deposit Date, as applicable, the Servicer shall instruct the Indenture Trustee in writing to apply amounts on deposit in the Series 2001-A Expense Subaccount and/or the Series 2001-A Principal Subaccount as follows:

                  (a) On each Payment Date, the Indenture Trustee, at the direction of the Servicer, shall withdraw the following amounts on deposit in the Series 2001-A Expense Subaccount of the Collection Account to be distributed in the following order of priority:

                  (i) An amount equal to the sum of (A) Monthly Interest for such Payment Date plus (B) any Interest Shortfall previously accrued and not reimbursed plus (C) any Additional Interest previously accrued and not reimbursed shall be distributed to the Distribution Account for payment to Series 2001-A Noteholders on such Payment Date pursuant to Section 5.07; and
                                                      ------------

                  (ii) An amount equal to the sum of (A) the Monthly Servicing Fee for such Payment Date plus (B) any Monthly Servicing Fee previously accrued and not paid pursuant to this
                        Section  4.04(a)(ii)  shall  be   distributed   to   the
                        ------------------
                        Servicer.

                  (b) On each Payment Date during the Amortization Period, the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Series 2001-A Principal Subaccount an amount equal to the Amortization Monthly Principal for such Payment Date to be distributed to the Distribution Account for payment to the Series 2001-A Noteholders on such Payment Date pursuant to
Section 5.07.
------------

        Section 4.05    [Reserved].

        Section 4.06    Series 2001-A Expense Subaccount.
                        --------------------------------

                  (a) The Issuer, for the benefit of the Series 2001-A Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, the Series 2001-A Expense Subaccount, which shall be a subaccount of the Collection Account (the "Series
                                                                          ------
2001-A  Expense  Subaccount").  The  Indenture  Trustee shall possess all right,
---------------------------
title and interest in all monies, instruments, investment property and other property credited from time to time to the Series 2001-A Expense Subaccount (and any subaccount thereof) and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Series 2001-A Noteholders. The Series 2001-A Expense Subaccount shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2001-A Noteholders. Pursuant to the authority granted to the Servicer in Article
                                                                         -------
III of the Receivables  Purchase  Agreement,  the Servicer shall have the power,
---
revocable by the Indenture Trustee if a Servicer Default has occurred, to instruct the Indenture Trustee to make withdrawals and payments from the Series 2001-A Expense Subaccount for the purposes of making the payments required under Section 4.04.
                            ------------

                  (b) Funds on deposit in the Series 2001-A Expense Subaccount shall be invested in accordance with Section 4.02 of the Receivables Purchase
                                      ------------
Agreement  and  held in  accordance  with  Section  6.13 of the  Indenture.  The
                                           -------------
Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with such Sections 4.02 of the Receivables Purchase Agreement nor for the selection of
--------------
Eligible  Investments,  except as otherwise  provided in Section  6.01(f) of the
                                                         ---------------
Indenture.

        Section 4.07    Series 2001-A Principal Subaccount.
                        ----------------------------------

                  (a) The Issuer, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee or its nominee in the name of the Indenture Trustee, the Series 2001-A Principal Subaccount, which shall be a subaccount of the Collection Account (the "Series 2001-A Principal Subaccount").
                                           ----------------------------------
The Indenture Trustee shall possess all right, title and interest in all monies, instruments, investment property and other property credited from time to time to the Series 2001-A Principal Subaccount (and any subaccount thereof) and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Series 2001-A Noteholders. The Series 2001-A Principal Subaccount shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Pursuant to the authority granted to the Servicer in Article III of the Receivables Purchase Agreement, the Servicer
            -----------
shall have the power, revocable by the Indenture Trustee if a Servicer Default has occurred, to instruct the Indenture Trustee to make withdrawals and payments from the Series 2001-A Principal Subaccount for the purposes of making the payments required under Section 4.04.
                        ------------

                  (b) Funds on deposit in the Series 2001-A Principal Subaccount shall be invested in accordance with Section 4.02 of the Receivables Purchase
                                      ------------
Agreement  and  held in  accordance  with  Section  6.13 of the  Indenture.  The
                                           -------------
Indenture Trustee shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with such Sections 4.02 of the Receivables Purchase Agreement nor for the selection of
--------------
Eligible  Investments,  except as otherwise  provided in Section  6.01(f) of the
                                                         ----------------
Indenture.

                  (c) The Indenture Trustee shall withdraw and transfer funds on deposit in the Series 2001-A Principal Subaccount on each Business Day during the Revolving Period to, or at the written direction of, the Servicer if no Series 2001-A Asset Amount Deficiency has occurred and is continuing and no event that with the passage of time or the giving of notice could become an Amortization Event, including a Series 2001-A Asset Amount Deficiency, would result from such withdrawal. The delivery of a Daily Receivables Activity Report by the Servicer requesting release of funds to the Issuer shall be deemed a certification by the Servicer that the foregoing conditions have been satisfied, and the Indenture Trustee, absent actual knowledge by the Trust Officer receiving such report that it is inaccurate, shall be entitled to rely on such certification without further inquiry. Any such transfer to the Issuer shall be made free and clear of the lien of the Indenture and without compliance with
Section 12.01 of the Indenture.
-------------

        Section 4.08    Determination of LIBOR.
                        ----------------------

                  On each LIBOR Determination Date, the Paying Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates quoted by the Reference Banks to the Paying Agent as the rates at which deposits in United States dollars are offered by the Reference Banks to the Paying Agent at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Paying Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Paying Agent, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for such relevant one-month period.

        Section 4.09    Investment  Instructions.  Any  investment  instructions
                        ------------------------
required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 1:00 p.m. (New York City time) on the date such investment is to be made. If the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee shall invest such funds in accordance with the most recent investment instruction previously received. If the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 1:00 p.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 1:00 p.m. (New York City time) on the day such investment is requested to be made. Each investment instruction delivered hereunder shall continue in full force and effect until the earlier of (i) the delivery of a new, valid, instruction and (ii) the date on which the right of the Person delivering such instruction to so instruct the Indenture Trustee shall be revoked hereunder.

                                   ARTICLE V

                         DELIVERY OF SERIES 2001-A NOTE
               DISTRIBUTIONS; REPORTS TO SERIES 2001-A NOTEHOLDERS

        Section 5.01    Delivery  and  Payment  for  the  Series  2001-A  Notes;
                        --------------------------------------------------------
Denominations.
-------------

                  The Issuer shall execute and the Authentication Agent shall authenticate the Series 2001-A Notes in accordance with Section 2.03 of the
                                                             ------------
Indenture. The Indenture Trustee shall deliver the Series 2001-A Notes to or upon the order of the Issuer when so authenticated.

                  The Series 2001-A Notes shall be issuable in the minimum denomination of $250,000 and in integral multiples of $1,000 in excess thereof.

        Section 5.02    Registration;  Registration  of  Transfer  and Exchange;
                        --------------------------------------------------------
Transfer Restrictions.
---------------------

                  (a) The Series 2001-A Notes have not been registered under the Securities Act or any state securities law. None of the Issuer, the Registrar or the Indenture Trustee is obligated to register the Series 2001-A Notes under the Securities Act or any other securities or "Blue Sky" laws or to take any other action not otherwise required under the Agreement to permit the transfer of any Series 2001-A Note without registration.

                  (b) No transfer of any Series 2001-A Note or any interest therein (including, without limitation, by pledge or hypothecation) shall be made except in compliance with the restrictions on transfer set forth in this
Section 5.02  (including  the  applicable  legend to be set forth on the face of
------------
each Series 2001-A Note as provided in Exhibits A-1, A-2 and A-3, as applicable)
                                       -------------------------
and  in  Section  5.04  and  Section  5.06  in a  transaction  exempt  from  the
         -------------       -------------
registration requirements of the Securities Act and applicable state securities or "Blue Sky" laws (i) to a person (A) who the transferor reasonably believes is a "qualified institutional buyer" within the meaning thereof in Rule 144A (a "QIB") in the form of a beneficial interest in the Rule 144A Global Notes, and
 ---
(B) that is aware that the resale or other transfer is being made in reliance on Rule 144A or (ii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S, in the form of beneficial interests in the applicable Regulation S Global Note.

                  (c) No transfer of a Series 2001-A Note may be made to a Plan or to any person who is directly or indirectly purchasing a Series 2001-A Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan unless such purchase and holding of such Series 2001-A Note or interest therein by the Plan will not constitute a prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code, if necessary by reason of the applicability of one of the Exemptions. Each Plan, or person who is directly or indirectly purchasing a Series 2001-A Note or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, a Plan shall be deemed to have represented and warranted that such purchase and holding will not constitute a prohibited transaction.

                  (d) Each Beneficial Owner of a Series 2001-A Note, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Issuer and the Initial Purchaser as follows:

                      (i) It understands that the Series 2001-A Notes will be offered and may be resold by the Initial Purchaser
                            (A) in the United States to QIBs pursuant to Rule 144A in the form of beneficial interests in the Rule 144A Global Notes or (B) outside the United States pursuant to Regulation S, initially in the form of beneficial interests in the Temporary Regulation S Global Notes. As set forth in Section 5.04(a),
                                                          ---------------
                            beneficial interests in a Temporary Regulation S Global Note may be exchanged for beneficial interests in a Permanent Regulation S Global Note.

                      (ii) It understands that the Series 2001-A Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the Series 2001-A Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.

                      (iii) It acknowledges that  none  of  the  Issuer  or  the
                            Initial Purchaser or  any  person  representing  the
                            Issuer or the Initial Purchaser has made any representation to it with respect to the Issuer or the offering or sale of any Series 2001-A Notes, other than the information contained in the Offering Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the Series 2001-A Notes. It has had access to such financial and other information concerning the Issuer and the Series 2001-A Notes as it has deemed necessary in connection with its decision to purchase the Series 2001-A Notes.

                      (iv)  It acknowledges that the Series  2001-A  Notes  will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER
                  THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO
                                              ----------
                  REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                  PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE

                  SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF."

                      (v) If it is acquiring any Series 2001-A Note, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgements, representations and agreements contained herein on behalf of each such account.

                      (vi) It (A)(1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A and if it is acquiring such Series 2001-A Notes or any interest or participation therein for the account of another QIB, such other QIB is aware that the sale is being made in reliance on Rule 144A and (3) is acquiring such Series 2001-A Notes or any interest or participation therein for its own account or for the account of a QIB, or (B) is not a U.S. person and is purchasing such Series 2001-A Notes or any interest or participation therein in an offshore transaction meeting the requirements of Rule 903 or 904 of Regulation S.

                      (vii) It is purchasing the Series 2001-A Notes for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Series 2001-A Notes, or any interest or participation therein, as described in the
                            Offering   Memorandum   and   as   provided  in  the
                            Agreement.

                     (viii) It  agrees  that  if  in the future it should offer, sell or otherwise transfer such Series 2001-A Note or any interest or participation therein, it will do so only (A) to the Issuer, (B) pursuant to Rule 144A to a person who it reasonably believes is a QIB in a transaction meeting the requirements of
                            Rule 144A, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A or (C) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S.

                      (ix) If it is acquiring such Series 2001-A Note or any interest or participation therein in an "offshore transaction" (as defined in Regulation S), it acknowledges that the Series 2001-A Notes initially will be represented by the Temporary Regulation S Global Notes and that transfers thereof or any interest or participation therein are restricted as described in the Offering Memorandum and as provided in the Agreement. If it is a QIB, it acknowledges that the Series 2001-A Notes offered in reliance on Rule 144A will be represented by the Rule 144A Global Notes and that transfers thereof or any interest or participation therein are restricted as described in the Offering Memorandum and as provided in the Agreement.

                      (x) It understands that the Temporary Regulation S Global Note will bear a legend to the following effect unless the Issuer determines otherwise, consistent with applicable law:

                  "THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

                  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE."

                      (xi) It acknowledges that the Issuer, the Initial Purchaser and others will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it shall promptly notify the Issuer and the Initial Purchaser.

                      (xii) With respect to any  foreign  purchaser  claiming an exemption from United States income or withholding tax, that it has delivered to the Paying Agent a true and complete Form W-8BEN or W-8ECI indicating such exemption.

                     (xiii) It acknowledges that transfers of  the Series 2001-A
                            Notes or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in the Agreement.

Any transfer, resale, pledge or other transfer of the Series 2001-A Notes contrary to the restrictions set forth above and in the Indenture shall be deemed void ab initio by the Transfer Agent and Registrar. As used in this
Section 5.02, the terms "United States" and  "U.S.  persons"  have  the  meaning
------------
given them in Regulation S.

                  (e) Notwithstanding anything to the contrary contained herein, each Series 2001-A Note and the Agreement may, be amended or supplemented to modify the restrictions on and procedures for resale and other transfers of the Series 2001-A Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. Each Noteholder shall by its acceptance of a Series 2001-A Note have agreed to any such amendment or supplement.

                  (f) Holders of a beneficial interest in Series 2001-A Notes sold in reliance on Regulation S as Temporary Regulation S Global Notes are prohibited from receiving distributions or from exchanging beneficial interests in such Temporary Regulation S Global Notes for a beneficial interest in a Permanent Regulation S Global Note until the later of (i) the expiration of the Distribution Compliance Period (the "Release Date") and (ii) the furnishing of a
                                     ------------
certificate,   substantially  in  the  form  of  Exhibit  E-2  attached  hereto,
                                                 ------------
certifying that the beneficial owner of the Temporary Regulation S Global Note is not a United States Person (a "Regulation S Certificate") as provided in
                                    --------------------------
Section 5.04.
------------

        Section 5.03    Global Notes. The Series 2001-A Notes, upon original
                        ------------
issuance, will be issued (i) in fully registered global form without interest coupons to QIBs in transactions exempt from the registration requirements of the Securities Act in reliance on Rule 144A, as a single note in fully registered form, without interest coupons (the "Rule 144A Global Note"), authenticated and
                                     ---------------------
delivered in the form of Exhibit A-1,  and/or (ii) as a single note in "offshore
                         -----------
transactions" (within the meaning of Regulation S), in fully registered form, without interest coupons (the "Temporary Regulation S Global Note"),
                                      ---------------------------------------
authenticated  and delivered in the form of Exhibit A-2. All such Notes shall be
                                            -----------
delivered to The Depository Trust Company, the initial Clearing Agency by or on behalf of the Issuer and initially shall be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 2.13 of the
                                                            -------------
Indenture.

        Section 5.04    Regulation S Global Notes.
                        -------------------------

        (a) Series 2001-A Notes issued in reliance on Regulation S initially will be in the form of a Temporary Regulation S Global Note. Any interest in a Series 2001-A Note evidenced by a Temporary Regulation S Global Note is exchangeable for an interest in a Series 2001-A Note in fully registered, global form, without interest coupons, authenticated and delivered in substantially the form attached hereto as Exhibit A-3 (the "Permanent Regulation S Global Note")
                        -----------        -----------------------------------
upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certificate.

        (b) (i) On or prior to the Release Date, each Beneficial Owner of a Temporary Regulation S Global Note shall deliver to Euroclear or Clearstream Banking (as applicable) a Regulation S Certificate; provided, however, that any Beneficial Owner of a Temporary Regulation S Global Note on the Release Date or on any payment date that has previously delivered a Regulation S Certificate hereunder shall not be required to deliver any subsequent Regulation S Certificate (unless the certificate previously delivered is no longer true as of such subsequent date, in which case such Beneficial Owner shall promptly notify Euroclear or Clearstream Banking, as applicable, thereof and shall deliver an updated Regulation S Certificate). Euroclear and/or Clearstream Banking, as applicable, shall deliver to the Paying Agent a certificate substantially in the form of Exhibit E-1 (a "Non-U.S. Certificate") attached hereto promptly upon the
        -----------     --------------------
receipt of each such Regulation S Certificate, and no such Beneficial Owner (or transferee from such Beneficial Owner) shall be entitled to receive an interest in a

Permanent Regulation S Global Note or any payment of principal of or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent receiving such Non-U.S. Certificate from Euroclear or Clearstream Banking with respect to the portion of the Temporary Regulation S Global Note owned by such Beneficial Owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).

        (c) Any payments of principal of, interest on or any other payment on a Temporary Regulation S Global Note received by Euroclear or Clearstream Banking with respect to any portion of such Regulation S Global Note owned by a Beneficial Owner that has not delivered the Regulation S Certificate required by this Section 5.04 shall be held by Euroclear and Clearstream Banking solely as
     ------------
agents for the Paying Agent. Euroclear and Clearstream Banking shall remit such payments to the applicable Beneficial Owner (or to a Euroclear or Clearstream Banking member on behalf of such Beneficial Owner) only after Euroclear or Clearstream Banking has received the requisite Regulation S Certificate. Until the Paying Agent has received a Non-U.S. Certificate from Euroclear or Clearstream Banking, as applicable, stating that it has received the requisite Regulation S Certificate with respect to the beneficial ownership of any portion of a Temporary Regulation S Global Note, the Paying Agent may revoke the right of Euroclear or Clearstream Banking, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note. If the Paying Agent exercises its right of revocation pursuant to the immediately preceding sentence, Euroclear or Clearstream Banking, as applicable, shall return such payments to the Paying Agent and the Paying Agent shall hold such payments in the Distribution Account until Euroclear or Clearstream Banking, as applicable, has provided the necessary Non-U.S. Certificates to the Paying Agent (at which time the Paying Agent shall forward such payments to Euroclear or Clearstream Banking, as applicable, to be remitted to the Beneficial Owner that is entitled thereto on the records of Euroclear or Clearstream Banking (or on the records of their respective members)).

        (d) Each Beneficial Owner with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to Euroclear or Clearstream Banking (as applicable) the Regulation S Certificate and upon receipt by the Paying Agent of the Non-U.S. Certificate thereof from Euroclear or Clearstream Banking, as applicable, in each case pursuant to the terms of this Section 5.04. On and after the Release Date, upon receipt by the
              ------------
Paying Agent of any Non-U.S. Certificate from Euroclear or Clearstream Banking described in the immediately preceding sentence (i) with respect to the first such certification, the Issuer shall execute and, upon receipt of an order to authenticate, the Authentication Agent shall authenticate and deliver to the Custodian the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Custodian shall exchange on behalf of the applicable Beneficial Owners the portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note. Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Custodian shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S

Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.
            ---------

        Section 5.05    Special Transfer Provisions.
                        ---------------------------

        (a) If a holder of a beneficial interest in the Rule 144A Global Note wishes at any time to exchange its interest in the Rule 144A Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Rule 144A Global Note to a person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by Transfer Agent and Registrar of (1) instructions given in accordance with the Clearing Agency's procedures from or on behalf of a Beneficial Owner of the Rule 144A Global Note, directing the Transfer Agent and Registrar (via DWAC) to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred,
(2) a written order in accordance with the Clearing Agency's procedures containing information regarding the Euroclear or Clearstream Banking account to be credited with such increase and the name of such account and (3) a certificate given by such holder stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Transfer Agent and Registrar shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Transfer Agent and Registrar shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who may be Euroclear Bank S.A., N.V., as operator of Euroclear or Clearstream Banking or another agent member of Euroclear or Clearstream Banking, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note. Notwithstanding anything to the contrary, the Transfer Agent and Registrar may conclusively rely upon the completed schedule set forth in the certificate evidencing the Notes.

        (b) If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the Transfer Agent and Registrar of (1) instructions given in accordance with the procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, from or on behalf of a Beneficial Owner of the Regulation S Global Note directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream Banking and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account and (3) prior to the expiration of the Distribution Compliance Period, a certificate given by such Beneficial Owner stating that the person transferring such interest in such Regulation S Global Note reasonably believes that the person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Transfer Agent and Registrar shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Transfer Agent and Registrar shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of this Section 5.05 shall no
             ---------                                    -------------
longer apply to such exchanges and transfers. Notwithstanding anything to the contrary, the Transfer Agent and Registrar may conclusively rely upon the completed schedule set forth in the certificate evidencing the Notes.

        (c) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in the other Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

        (d) Until the later of the Release Date and the provision of the certifications required by Section 5.04, beneficial interests in a Regulation S
                           ------------
Global Note may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Clearstream Banking or another agent member of Euroclear and Clearstream Banking acting for and on behalf of them. During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described in Section 5.05(b)
                                                                ----------------
above.

        Section 5.06    CUSIP Numbers. The  Issuer  in issuing the Series 2001-A
                        -------------
Notes may use "CUSIP" numbers and, if so, the Paying Agent may use "CUSIP" numbers in notices of redemption as a convenience to Series 2001-A Noteholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Series 2001-A Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Series 2001-A Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Paying Agent of any change in the "CUSIP" numbers.

        Section 5.07    Distributions.
                        -------------

        (a) On each Payment Date, the Paying Agent, in accordance with the Monthly Receivables Activity Report provided by the Servicer, shall distribute to each Series 2001-A Noteholder of record on the related Record Date such Series 2001-A Noteholder's pro rata share (determined in accordance with the relative outstanding principal amount on such Series 2001-A Noteholders' Series 2001-A Notes) of amounts on deposit in the Distribution Account as are payable to the Series 2001-A Noteholders pursuant to Section 4.04.
                                             ------------

        (b) Distributions to Series 2001-A Noteholders hereunder shall be made by (i) check mailed to each Series 2001-A Noteholder (at such Series 2001-A Noteholder's address as it appears in the Note Register), except that with respect to any Series 2001-A Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) except with respect to payments made on the Final Stated Maturity Date, without presentation or surrender of any Series 2001-A Note or the making of any notation thereon.

        Section 5.08    Reports and Statements to Series 2001-A Noteholders.
                        ---------------------------------------------------

        (a) On each Payment Date, the Paying Agent shall forward to each Series 2001-A Noteholder a statement substantially in the form of Exhibit C prepared by
                                                           ---------
the Servicer and delivered to the Paying Agent. The Paying Agent shall have no liability for the Servicer's failure to provide such statement to it. The Paying Agent may make such statement (and, at its option, any additional files containing the same information in an alternative format) available to the applicable Noteholders via www.sf.citidirect.com. Parties that are unable to use www.sf.citidirect.com are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (212) 657-2709 and indicating such. The Paying Agent shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Paying Agent shall provide timely and adequate notification to all above parties regarding any such changes.

        (b) On or before January 31 of each calendar year, beginning with calendar year 2002, the Paying Agent shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2001-A Noteholder, a statement prepared by the Servicer containing the information required to be contained in the statement to Series 2001-A Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2001-A Noteholder, together with such other information provided by the Issuer, as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying

Agent pursuant to any requirements of the Code as from time to time in effect. The Paying Agent shall have no liability for the Servicer's or Issuer's failure to provide such statement or information to it. The Paying Agent may make such statement (and, at its option, any additional files containing the same information in an alternative format) available to the applicable Noteholders via www.sf.citidirect.com. Parties that are unable to use www.sf.citidirect.com are entitled to have a paper copy mailed to them via first class mail by calling the Trustee at (212) 657-2709 and indicating such. The Paying Agent shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Paying Agent shall provide timely and adequate notification to all above parties regarding any such changes.

                                   ARTICLE VI

                               AMORTIZATION EVENTS

        Section 6.01    Series  2001-A  Amortization  Events.   If  any  of  the
                        ------------------------------------
following events shall have occurred and be continuing:

        (a) failure on the part of the Servicer to direct payments to be made in respect of interest on the Series 2001-A Notes on any Payment Date, or failure on the part of the Issuer to pay accrued interest on the Series 2001-A Notes in full on any Payment Date, which failure remains unremedied for three Business Days;

        (b) failure on the part of the Servicer to direct any other payments to be made by the Issuer to or for the benefit of the Series 2001-A Noteholders, or failure on the part of the Issuer to pay such amounts, which failure remains unremedied for five Business Days;

        (c) failure on the part of the Issuer to maintain its separate legal existence or duly to perform or observe any covenant set forth in Sections
                                                                        --------
3.03(d), (e), (f), (g) or (j) or 3.02(b) or (h) of the Indenture,  which failure
----------------------    ---    -------    ---
continues unremedied for a period of ten Business Days;

        (d) failure on the part of the Issuer duly to perform or observe any other covenants or agreements of the Issuer set forth in the Indenture or this Indenture Supplement and not otherwise described above, which failure has a Material Adverse Effect with respect to the Issuer or a material adverse effect on the interests of the Series 2001-A Noteholders and which continues unremedied for a period of 30 days, in each case, after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holders of not less than a majority of the Series Outstanding Amount;

        (e) any representation or warranty made by the Issuer in the Receivables Purchase Agreement, this Indenture Supplement or the Indenture proves to have been incorrect in any material respect when made or when delivered, and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holders of not less than a majority of the Series

Outstanding Amount, and as a result of which the interests of the Series 2001-A Noteholders are materially and adversely affected;

        (f) an Event of Bankruptcy with respect to the Originator, the Seller, the Transferor or the Servicer;

        (g) a Servicer Default;

        (h) a Purchase  Termination  Event  under   the   Receivables   Purchase
Agreement;

        (i) a Series 2001-A Asset Amount Deficiency which occurs and continues for any five consecutive Business Days;

        (j) any of the Indenture, this Indenture Supplement, the Receivables Sale Agreements, the Consent and Release Agreement or the Master Amendment and Consent cease, for any reason, to be valid and in full force and effect, other than in accordance with its terms;

        (k) failure to vest and maintain in the Issuer an ownership interest in the Purchased Assets, free and clear of all Liens (other than Permitted Liens);

        (l) failure to vest and maintain in the Indenture Trustee a perfected first priority security interest in the Pledged Assets;

        (m) either (i) the Internal Revenue Service files notice of a Lien pursuant to Section 6323 of the Code with respect to any of the Purchased Assets or (ii) the PBGC files, or indicates its intention to file a notice of a Lien pursuant to Section 4068 of ERISA with respect to any of the Purchased Assets and, in either such case, such Lien has not been released within 30 days; or

        (n) any Event of Default not described above;

then, in any such event, the Holders of not less than a majority of the Series Outstanding Amount by notice then given in writing to the Issuer, the Servicer, the Rating Agencies and the Indenture Trustee may declare that an Amortization Event (an "Amortization Event") has occurred as of the date of such notice so as
           ------------------
to cause the Amortization Period to commence; provided, that, (x) in the case of
                                              --------
any  event described in clauses (f), (m) or (n), an  Amortization Event shall be
                        -----------------------
deemed to have occurred immediately upon the occurrence of such event and the Amortization Period shall thereupon commence without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders and (y) in the case of any event described in clause (i) which has continued unremedied for a total of ten consecutive Business Days, an Amortization Event shall be deemed to have occurred and the Amortization Period shall thereupon commence without any notice or other action on the part of the Indenture Trustee or the Series 2001-A Noteholders; unless the Series 2001-A Asset Amount Deficiency no longer exists and the occurrence of such event has been waived by Series 2001-A Noteholders holding Notes evidencing at least 66 2/3% of the Series Outstanding Amount.

                                  ARTICLE VII

                   OPTIONAL REDEMPTION OF SERIES 2001-A NOTES

        Section 7.01    Optional Redemption of Series 2001-A Notes.
                        ------------------------------------------

        (a) On any Business Day during the Amortization Period and occurring on or after the date on which the Series Outstanding Amount is reduced to an amount equal to or less than 10% of the Initial Series Outstanding Amount, the Issuer shall have the option to redeem the Series 2001-A Notes, at a redemption price equal to (i) if such day is a Payment Date, the Redemption Price for such Payment Date or (ii) if such day is not a Payment Date, the Redemption Price for the immediately succeeding Payment Date.

        (b) If, on any Business Day, the average aggregate outstanding principal balance of the Series 2001-A Notes for the preceding 90-day period has exceeded the average Net Eligible Receivables Balance for such period by more than $25,000,000, the Issuer shall have the option to redeem the Series 2001-A Notes in part up to the amount of such excess at a redemption price equal to (i) if such day is a Payment Date, the Redemption Price for such Payment Date or (ii) if such day is not a Payment Date, the Redemption Price for the immediately succeeding Payment Date; provided, that each such redemption of Notes must be in
                         --------
a principal amount of $25,000,000 or an integral multiple thereof.

        (c) The Issuer shall give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Issuer intends to exercise any optional redemption pursuant to this Section 7.01. Not later than
                                                    ------------
1:00 p.m., New York City time, on such day the Issuer shall deposit into (i) the Series 2001-A Principal Subaccount in immediately available funds the excess of the principal portion of the Redemption Price over the amount, if any, on deposit in the Series 2001-A Principal Subaccount and (ii) the Series 2001-A Expense Subaccount in immediately available funds the excess of the interest portion of the Redemption Price over the amount, if any, of the Monthly Interest on deposit in the Series 2001-A Expense Subaccount. Such redemption option is subject to payment in full of the Redemption Price. Following such deposits into the Series 2001-A Principal Subaccount and the Series 2001-A Expense Subaccount, the Redemption Price shall be distributed in accordance with Section 4.04. Upon
                                                              ------------
payment and distribution of the Redemption Price and the reduction in the Series Outstanding Amount to zero, the Series 2001-A Noteholders shall have no further interest in the Pledged Assets.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

        Section 8.01    Ratification  of  Agreement.  As  supplemented  by  this
                        ---------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

        Section 8.02    Counterparts. This  Indenture Supplement may be executed
                        ------------
in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

        Section 8.03    Governing  Law.  THIS  INDENTURE  SUPPLEMENT   SHALL  BE
                        --------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ss.5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

        Section 8.04    No Petition; Limited Recourse.
                        -----------------------------

        (a) Each party hereto hereby covenants and agrees that it will not at any time institute against the Issuer, the Transferor, the Seller or the Originator, or join in any institution against the Issuer, the Transferor, the Seller or the Originator, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents until the expiration of one year and one day after payment in full of the latest maturing Note issued by the Issuer under the Indenture and this Indenture Supplement.

        (b) Notwithstanding anything herein to the contrary, each party hereto hereby agrees that the Notes and other payment obligations of the Issuer hereunder are limited recourse obligations of the Issuer and shall be payable solely out of the Series 2001-A Noteholders' allocable share of the Pledged Assets at such time as and to the extent of any such funds actually received by, or available to, the Issuer in accordance with Article IV hereof and, to the
                                                   ----------
extent funds are not available to pay such Notes and other obligations, the claims relating thereto shall accrue but shall be non-recourse against the Issuer and shall not constitute claims under Section 101 of the Bankruptcy Code.

        (c) This Section 8.04 shall survive  termination  of  the  Indenture and
                 ------------
this Indenture Supplement.

                  IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                 LEVI STRAUSS RECEIVABLES FUNDING,
                                 LLC, as Issuer



                                 By:  ___________________________________
                                      Name:  Joseph M. Maurer
                                      Title:  Treasurer


                                 CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar


                                By:  ___________________________________
                                     Name:
                                     Title:

                             RULE 144A GLOBAL NOTE

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

         PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                 up to $110,000,000(1)

No. ________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                            CUSIP NO. 52736WAA9

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR, THE SELLER OR THE ORIGINATOR OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR, THE SELLER OR THE ORIGINATOR, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

         THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF LEVI STRAUSS RECEIVABLES FUNDING, LLC FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.




------------------------------------
(1) Denominations of $250,000 and in integral multiples of $1,000 in excess thereof.

                        LEVI STRAUSS RECEIVABLES FUNDING

                        SECURED TERM NOTES, SERIES 2001-A

         Levi Strauss Receivables Funding, LLC, a Delaware limited liability company (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of ONE HUNDRED TEN MILLION AND ZERO HUNDREDTHS DOLLARS ($110,000,000.00) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Notes pursuant to Section 4.04 of the Supplement. The entire unpaid principal amount of this Note shall be due and payable at the earlier of the Final Stated Maturity Date and the Date of an optional redemption under Section 7.01 of the Supplement. The principal amount of this Rule 144A Global Note and the Regulation S Global Notes shall not exceed $110,000,000. The Issuer will pay interest on the Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Supplement. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                  LEVI STRAUSS RECEIVABLES FUNDING, LLC,
                                          as Issuer



                                  By:   Name: ________________________________
                                        Title:  ______________________________

                                        Date:  July 31, 2001

              AUTHENTICATION AGENT'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                 CITIBANK, N.A., not in its individual
                                   capacity but solely as Authentication
                                   Agent

                                 By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                      Date: July 31, 2001

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Levi Strauss Receivables Funding Secured Notes, Series 2001-A (the "Notes") issued and to be issued under the Master Indenture dated as of July 31, 2001 (as supplemented by the Series 2001-A Supplement dated as of July 31, 2001 (as such Series 2001-A Supplement may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement") and as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") among the Issuer and Citibank, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee", which term includes any successor trustee as permitted under the Indenture), as Paying Agent, Authentication Agent and Registrar. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Supplement as the case may be.

         The Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

         Payments of interest on and principal of this Note due and payable on any Payment Date to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more predecessor Notes) on whose Note Register as of the close of business on each Record Date (the "Registered Holder"), except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Transfer Agent and Registrar, duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Transfer Agent and Registrar may reasonably require, and thereupon one or more new Notes of the same Series of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer or the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in
Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Rule 144A Global Note and the Notes represented by this Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar and any agent of the foregoing shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Majority Investors. Any such amendment or modification by the Holder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon the Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such amendment or modification is made upon this Note. The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms an conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of an interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

----------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------------------

(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

                                                                        2




Dated:
      ------------------------      -----------------------------------------
                                    Signature Guaranteed:














--------------------------
2 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                   SCHEDULE A

           SCHEDULE OF EXCHANGES BETWEEN THE REGULATION S GLOBAL NOTE
                         AND THIS RULE 144A GLOBAL NOTE,
                  OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

         The initial principal amount of this Rule 144A Global Note is $110,000,000. The following increases or decreases in principal amount of this Rule 144A Global Note, or redemptions, purchases or cancellations of this Rule
144A Global Note have been made:


Date of exchange, or           Increase or decrease in       Remaining principal amount        Notation made by or
redemption or purchase or      principal amount of this      of this Rule 144A Global          on behalf of the
cancellation                   Rule 144A Global Note due     Note following such exchange,     Issuer
                               to exchanges between the      or redemption or purchase
                               Regulation S Global Note      or cancellation
                               and this Rule 144A Global
                               Note


--------------------------     --------------------------    ------------------------------    --------------------


--------------------------     --------------------------    ------------------------------    --------------------

--------------------------     --------------------------    ------------------------------    --------------------


                       TEMPORARY REGULATION S GLOBAL NOTE

         THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

         NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO
RECEIVE   PAYMENT  OF   PRINCIPAL  OR  INTEREST   HEREON   UNLESS  THE  REQUIRED
CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE OR ANY INTEREST OR PARTICIPATION HEREIN, MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE ISSUER, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS SUCH PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

         PRIOR TO PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. THE ISSUER HAS NOT AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

REGISTERED                                                 up to $110,000,000(1)

No.________

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                                         Common Code: 013304670
                                                             ISIN: USU52810AA36

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR, THE SELLER OR THE ORIGINATOR OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR, THE SELLER OR THE ORIGINATOR, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

         THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF LEVI STRAUSS RECEIVABLES FUNDING, LLC FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.








--------
1 Denominations of $250,000 and in integral multiples of $1,000 in excess thereof.

                        LEVI STRAUSS RECEIVABLES FUNDING

                        SECURED TERM NOTES, SERIES 2001-A

         Levi Strauss Receivables Funding, LLC, a Delaware limited liability company (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of ONE HUNDRED TEN MILLION AND ZERO HUNDREDTHS DOLLARS ($110,000,000.00) payable in an amount equal to the aggregate amount, if any, payable from the Collection Account in respect of principal on the Notes pursuant to Section 4.04 of the Supplement. The entire unpaid principal amount of this Note shall be due and payable at the earlier of the Final Stated Maturity Date and the Date of an optional redemption under Section 7.01 of the Supplement. The principal amount of this Temporary Regulation S Global Note and the Rule 144A Global Note shall not exceed $110,000,000. The Issuer will pay interest on the Notes with respect to each Interest Period in accordance with Sections 4.02 and 4.04 of the Supplement. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Authentication Agent whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                LEVI STRAUSS RECEIVABLES FUNDING, LLC,
                                     as Issuer



                                By:    Name: __________________________________
                                       Title:  ________________________________

                                       Date:  July 31, 2001

              AUTHENTICATION AGENT'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                CITIBANK, N.A., not in its individual
                                  capacity but solely as Authentication
                                  Agent


                                By:
                                     -------------------------------------------
                                      Name:
                                      Title:

                                      Date: July 31, 2001

                                [REVERSE OF NOTE]

         This Note is one of a duly authorized issue of Levi Strauss Receivables Funding Secured Notes, Series 2001-A (the "Notes") issued and to be issued under the Master Indenture dated as of July 31, 2001 (as supplemented by the Series 2001-A Supplement dated as of July 31, 2001 (as such Series 2001-A Supplement may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement") and as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") among the Issuer and Citibank, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee", which term includes any successor trustee as permitted under the Indenture), as Paying Agent, Authentication Agent and Registrar. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture or the Supplement as the case may be.

         The Notes are and will be equally and ratably entitled to the benefits of the Indenture without preference, priority or distinction, all in accordance with the terms and provisions of the Indenture.

         Payments of interest on and principal of this Note due and payable on any Payment Date to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the registered Holder of this Note (or one or more predecessor Notes) on whose Note Register as of the close of business on each Record Date (the "Registered Holder"), except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Transfer Agent and Registrar, duly executed by, the Holder hereof or his attorney-in-fact duly authorized in writing, and such other documents as the Transfer Agent and Registrar may reasonably require, and thereupon one or more new Notes of the same Series of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Issuer or the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         On any redemption, purchase, exchange or cancellation of any of the Notes represented by this Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Paying Agent in Schedule A hereto recording any such redemption, purchase, exchange or cancellation. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Temporary Regulation S Global Note and the Notes represented by this Temporary Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or cancelled.

         On or after the Release Date, this Temporary Regulation S Global Note may be exchanged, in whole or in part (free of charge), for the Permanent Regulation S Global Note in the form set out in Exhibit A-3 of the Supplement upon certification of non-U.S. beneficial ownership substantially in the form set out in Exhibit E-2 of the Supplement. The Permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to the Paying Agent by Euroclear or Clearstream Banking, as applicable, a certificate substantially in the form set out in Exhibit E-1 to the Supplement. The Permanent Regulation S Global Note shall be delivered only outside the United States.

         Each Noteholder or Beneficial Owner, by acceptance of a Note or, in the case of a Beneficial Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee in its individual capacity, any holder of a beneficial interest in the Indenture Trustee or of any successor or assign of the Indenture Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar and any agent of the foregoing shall treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, the Paying Agent, the Authentication Agent, the Transfer Agent and Registrar nor any such agent of the foregoing shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Majority Investors. Any such amendment or modification by the Holder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon the

Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such amendment or modification is made upon this Note. The Indenture also permits, subject to the conditions set forth in the Indenture, the Indenture Trustee to amend or waive certain terms an conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder or without the consent of holders of Series of Notes not affected thereby.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of an interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, neither any owner of a beneficial interest in the Issuer, nor any of its partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture. The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Transaction Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

----------------


FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------------------

(name and address of assignee)



the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

                                                                           2






Dated:
      -----------------------------      ---------------------------------------
                                          Signature Guaranteed:










--------------------------
2 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                  SCHEDULE A

                       SCHEDULE OF EXCHANGES BETWEEN THIS TEMPORARY REGULATION S GLOBAL NOTE
                                          AND THE RULE 144A GLOBAL NOTE,
                                   OR REDEMPTIONS OR PURCHASES AND CANCELLATIONS

         The initial principal amount of this Temporary Regulation S Global Note is $0.00 The following increases or decreases in principal amount of this Temporary Regulation S Global Note, or redemptions, purchases or cancellations of this Temporary Regulation S Global Note have been made:


Date of exchange, or           Increase or decrease in       Remaining principal amount of      Notation made by or
redemption or purchase or      principal amount of this      this Temporary Regulation S        on behalf of the
cancellation                   Temporary Regulation S        Global Note following such         Issuer
                               Global Note due to            exchange, or redemption or
                               exchanges between this        purchase or cancellation
                               Temporary Regulation S
                               Global Note
                               and the Rule 144A Global
                               Note


-------------------------      -------------------------     ----------------------------       ------------------------

-------------------------      -------------------------     ----------------------------       ------------------------

-------------------------      -------------------------     ----------------------------       ------------------------